Linklaters LLP

One Silk Street

London EC2Y 8HQ

Telephone (+44) 20 7456 2000

Facsimile (+44) 20 7456 2222

DX Box Number 10 CDE

John Reynolds, Assistant Director

Pamela Howell, Special Counsel

Division of Corporate Finance

Securities and Exchange Commission

100 F Street, N.E.

Washington D.C. 20549-7010

United States

By EDGAR AND COURIER	December 20, 2012

Re:	Sibanye Gold Limited (formerly known as GFI Mining South Africa (Proprietary) Limited)
Draft Registration Statement on Form 20-FR
Submitted November 8, 2012
File No. 377-00029
CIK No. 0001561694

Dear Mr. Reynolds and Ms. Howell,

We refer to your letter dated December 5, 2012 setting forth the comments of the Staff to the filing listed above. We have set forth below the text of the Staff’s comments, followed in each case by our response. Concurrently with the submission of this letter, Sibanye Gold Limited (the “Company”) is filing an amendment to its Draft Registration Statement on Form 20-F (the “20-F”), which amends the 20-F initially filed with the Commission on November 8, 2012. Capitalized terms used in this letter have the meanings ascribed thereto in the 20-F. All page references below are to the blacklined version of the 20-F that has been delivered to you today.

General

We wish to inform the Staff that, as part of the proposed separation from Gold Fields, the Company changed its name from GFI Mining South Africa Proprietary Limited to Sibanye Gold Limited effective on November 27, 2012. The Company has reflected this change in the amendment to the 20-F and has changed the name associated with its EDGAR code.

We also wish to inform the Staff that the Company has included certain operating results and unaudited financial information for the three month period ended September 30, 2012 in the 20-F in accordance with Item 8.A.5 of Form 20-F. Please see revised disclosure on pages 8, 137 and S-2. This information about the Company was publicly released by Gold Fields on November 26, 2012 as part of a press release reporting its third quarter results for the period ended September 30, 2012. Such information has been prepared in accordance with International Financial Reporting Standards and includes a reconciliation to generally accepted accounting principles in the United States (“U.S. GAAP”).

This communication is confidential and may be privileged or otherwise protected by work product immunity.

Linklaters LLP is a limited liability partnership registered in England and Wales with registered number OC326345. It is a law firm authorised and regulated by the Solicitors Regulation Authority. The term partner in relation to Linklaters LLP is used to refer to a member of Linklaters LLP or an employee or consultant of Linklaters LLP or any of its affiliated firms or entities with equivalent standing and qualifications. A list of the names of the members of Linklaters LLP together with a list of those non-members who are designated as partners and their professional qualifications is open to inspection at its registered office, One Silk Street, London EC2Y 8HQ or on www.linklaters.com and such persons are either solicitors, registered foreign lawyers or European lawyers.

Please refer to www.linklaters.com/regulation for important information on our regulatory position.

Item 1.	Identity of Directors, Senior Management and Advisors, page 1

1.	Please provide the address of the auditors, as required by Item 1.C of Form 20-F.

Response

The Company acknowledges the Staff’s comment and the 20-F has been revised to provide the address of the auditors. Please see revised disclosure on page 2.

Risk Factors, page 15

2.	Please delete the language in the penultimate sentence in the first paragraph in which you state that there may be other unknown or immaterial risks. All material risks should be described in your disclosure. If risks are not deemed material, you should not reference them.

Response

The Company acknowledges the Staff’s comment and the relevant sentence has been deleted. Please see revised disclosure on page 18.

Item 4:	Information on the Company, page 35

3.	Please revise the disclosure to clarify the reasons for the spinoff. We note the discussion beginning on page 132. Also, clarify whether a primary reason for the spin-off relates to the work stoppages associated with these properties.

Response

The Company acknowledges the Staff’s comment and, in response to it, the Company has revised the discussion to provide further detail on the rationale for the Spin-off. The Company has also clarified that the decision by Gold Fields to review its portfolio of its existing operations and assets pre-dates the recent unrest experienced in the South African mining industry. Please see revised disclosure on page 43.

4.	Please provide the disclosure required by Items 4.A.5 and 4.A.6 of Form 20-F.

Response

The Company acknowledges the Staff’s comment and, in response to it, the Company has revised the 20-F to include a section entitled “Capital Expenditures” in Item 4 which provides the disclosure required by Items 4.A.5 and 4.A.6 of Form 20-F. Please see revised disclosure on page 54.

5.	Please revise your disclosure to address the company’s competitive position in its industry.

Response

The Company acknowledges the Staff’s comment and, in response to it, the Company has revised the 20-F to include a section entitled “Competitive Position” in Item 4 which discusses the Company’s competitive position in the gold mining industry. Please see revised disclosure on page 42.

Reserve Statement, page 41

6.	We note your proven reserve tonnage for your Beatrix underground operation is greater than your reported measured resource tonnage, as found on your website. Please provide supplementally, a brief explanation for this anomaly as it relates to dilution, call factors and/or pay limits.

Response

The Company acknowledges the Staff’s comment and respectfully provides the Staff with the following supplementary explanation:

The measured underground resource for the December 31, 2011 declaration of Beatrix Mine was 20.4 million tons (“Mt”) at a grade of 6.9 grams per ton (“g/t”) for 4.555 million ounces (“Moz”) of gold. A ‘measured mineral resource’ is that part of a mineral resource for which tonnage, densities, shape, physical characteristics, grade and mineral content can be estimated with a high level of confidence. Mineral resources are reported in-situ and are based on the planned minimum mining width (block width), and exclude any dilution.

The corresponding Proved Mineral Reserve was 23.5Mt at a grade of 4.6g/t for 3.437Moz, and comprises the economically mineable material derived from the measured mineral resource. Reserves are quoted in terms of Run-of-Mine (“RoM”) grades and tonnage as delivered to the metallurgical processing facilities, and by definition include dilution.

Dilution consists of waste, which is unavoidably mined and/or trammed with ore in the mining process. It relates to the difference between the mill tonnage and the stope face tonnage and includes other sources stoping (which is waste that is broken on the mining horizon, other than on the stope face), development to mill, other sources stoping and tonnage discrepancy (which is the difference between the tonnage expected on the basis of the mine’s measuring methods and the tonnage accounted for by the plant).

The in situ stope width of the portion of the resource which forms part of the Life of Mine plan was 164 centimeters. The mine dilution factors at Beatrix amounts to 18%, resulting in a milling width of 194 centimeters.

Total Operations, page 48

7.	Please insert a small-scale map showing the location and access to each material property, as required by Instruction 1(a) to Item 4.D of Form 20-F. We believe the guidance in Instruction 1(a) to Item 4.D of Form 20-F would generally require maps and drawings to comply with the following features:

•	A legend or explanation showing, by means of pattern or symbol, every pattern or symbol used on the map or drawing.

•	A graphical bar scale should be included. Additional representations of scale such as “one inch equals one mile” may be utilized provided the original scale of the map has not been altered.

•	A north arrow.

•	An index map showing where the property is situated in relationship to the state or province, etc., in which it was located.

•	A title of the map or drawing, and the date on which it was drawn.

•	In the event interpretive data is submitted in conjunction with any map, the identity of the geologist or engineer that prepared such data.

Any drawing should be simple enough or of sufficiently large scale to clearly show all features on the drawing.

Response

The Company acknowledges the Staff’s comment and has revised the 20-F to include maps in relation to the Driefontein and Kloof mines (which together form the KDC operation) and Beatrix mine. Please see the maps on page 81.

Mining, page 53

8.	We note you provided fiscal year 2011 mine site fatality and lost time injury frequency rates in your filing and compared these rates to your mine site performance in fiscal year 2010. Please inform us whether there are South African national average fatality and/or lost time injury frequency rates for underground and/or surface miners to which your operations performance may be compared. Have you considered a longer term comparison, such as 5 years presented on a graph or in a table, showing your two mining divisions compared to each other and this South African national average?

Response

The Company acknowledges the Staff’s comment and respectfully informs the Staff that Gold Fields and the Company are not aware of any South African national average fatality rate or lost time injury frequency rate to which the Company’s operations can be readily compared. However, in response to the Staff’s comment, the Company has revised the 20-F to include graphical charts showing the fatal injury frequency rate and the lost time injury frequency rate at its mining divisions compared to each other during the most recent five year period. Please see the charts on pages 70.

Item 5: Operating and Financial Review and Prospects, page 76

Overview, page 76

General, page 76

9.	Please discuss in greater detail the reasons for the decreased production. For instance, discuss in greater detail the wage-related industrial action, the safety related stoppages and the grade declines. In addition, discuss whether you expect such factors to continue to affect production.

Response

The Company acknowledges the Staff’s comment. In response to this comment, the Company has introduced a new factor affecting the results of operations entitled “Production” in Item 5 of the 20-F. This factor discusses the impact of the primary issues that affect production at the Company’s mines including labor, health and safety stoppages and mining grade. Please see revised disclosure on page 92.

10.	We note the statement on page 77 that “GFIMSA intends to repay the loan owed to GFLMS from the proceeds raised by GFMSA from the issuance of shares as part of the Spin-off.” Please explain how the spin-off will raise proceeds.

Response

The Company acknowledges the Staff’s comment and has revised the 20-F to explain that Gold Fields intends to subscribe for further shares in Sibanye Gold at a subscription price equal to the value of the loan between Sibanye Gold and the Gold Fields Group. Sibanye Gold will be obligated to use the proceeds of such subscription amount to repay the loan to the Gold Fields Group. Please see revised disclosure on pages 90 and F-7.

Revenues, page 78

11.	In this section you disclose all of GFIMSA’s revenues are derived from the sale of gold; however, on page 44 you describe silver as a by-product of your gold mining operations. Please clarify your disclosure related to this matter.

Response

The Company acknowledges the Staff’s comment and has revised the 20-F to explain that virtually all of Sibanye Gold’s revenues are derived from the sale of gold. The sale of silver is immaterial to the revenue of the Company, accounting for, as an example, 0.2% of its revenues during the fiscal year ended December 2011. Please see revised disclosure on page 91.

Results of Operations, page 92

Six-Month Periods Ended June 2012 and June 2011, page 92

Income and Mining Tax Expense, page 97

12.	You disclose that the effective tax rate on your mining income was 43%; however you do not say what the effective tax rate is as the result of the change in the gold mining taxation formula. Please revise to provide an explanation under this heading that sets forth clearly the change in the effective tax rate for mining income and how the change in all effective tax rates affected the change in the amount of tax expense/benefit in 2012. For example, address how the change in rates resulted in a $19.3 million reduction in taxes and a $143.8 million deferred tax release. Disclose also the effective date of the change in tax formula.

Response

The Company acknowledges the Staff’s comment and has revised the 20-F to set forth the change in the effective tax rate for mining income and how the change in the effective tax rates affected the change in the amount of tax expense/benefit in 2012. Please see revised disclosure on page 112.

Fiscal Years Ended December 2011 and June 2010, page 98

Employee Termination Costs, page 101

13.	You state that employee termination costs were incurred in 2010 and 2011 relating to a restructuring as part of the BPR program. Please revise to describe the BPR program as it relates to GFI, the planned activities under the program, the total amount of liability incurred and the date(s) it was accrued, the components of the liability and provide an analysis of the activity within the liability account along with the balances recognized at each balance sheet date. This information should be provided for all periods in which the financial statements include activity related to the BPR program. Please also provide a financial statement footnote that provides the disclosures contemplated by FASB ASC 420-10-50-1. If you do not believe this is required disclosure, please explain your reasoning.

Response

The Company acknowledges the Staff’s comment and respectfully does not believe that this is required disclosure. The Company’s employee termination costs incurred in 2010 and 2011 arose out of the BPR program which focused on operating costs, the rationalization of on-mine and regional overhead expenditures and a review of the “mine-to-mill” process. The terminations under this program, however, were done on a voluntary basis. Once offers were accepted by employee volunteers, the related expenses were recorded. There were no liabilities outstanding for such voluntary termination costs at the respective periods end. As the BPR program was a voluntary termination and cost rationalization program, the Company does not believe that financial statement footnote disclosure contemplated by FASB ASC 420-10-50-1 which specifically addresses only disclosures for exit or disposal cost obligations including termination benefits provided to current employees that are involuntarily terminated.

Six-Month Transition Period Ended December 2010, page 104

14.	In order to enhance investor understanding of your historical results, please revise your comparative discussion to include an analysis of the transition period for the six months ended December 31, 2010 as compared to the six month period ended December 31, 2009. Please also consider providing results of operations data for the 2009 comparative transition period in columnar form here and in Selected Financial Data as well.

Response

The Company notes the Staff’s comment. The Company respectfully believes that a comparative discussion of the six month period ended December 31, 2010 against the six month period ended December 31, 2009 would not significantly enhance investor understanding of the material trends, events, uncertainties or other factors affecting the Company’s results of operations and that the discussion of the six month period ended December 31, 2010 on a standalone basis is sufficient, in conjunction with the other disclosures in Item 5, for an investor to understand the Company’s historical financial and operating performance. However, notwithstanding the foregoing and to provide a comparative discussion for investors, the Company has revised Item 5 of the 20-F to discuss the Company’s revenue, cash costs, production costs and NCE during the six month period ended December 31, 2010 compared to the unaudited six month period ended December 31, 2009. The Company has also provided a table setting out these line items for the six months ended December 30, 2010 and the unaudited six months ended December 30, 2009. The Company respectfully notes to the staff that these financial measures are the primary metrics that management uses to assess the financial and operating performance of the business. The Company believes that the metrics noted above have been provided in each period discussed in Item 5 and afford clarity and comparability to investors.

Trend and Outlook, page 116

15.	Please revise the disclosure to include a discussion of any known trends, uncertainties, demands, commitments or events that are reasonably likely to have a material effect on the company’s net sales or revenues, income from continuing operations, profitability, liquidity or capital resources, or that would cause reported financial information not necessarily to be indicative of future operating results or financial condition. See Item 5.D. of Form 20-F.

Response

The Company acknowledges the Staff’s comment and, in response to it, the Company has revised the 20-F to include a discussion of the operating and financial results of KDC and Beatrix during the three month period ended September 30, 2012 in accordance with Item 8.A.5 of Form 20.F, including an update to the “Trends and Outlook” discussion in Item 5. The Company has also revised the 20-F to clarify that the Company expects the trends and other factors affecting the results of operations discussed in the “Overview” section of Item 5 will continue to have an impact on the Company’s business going forward. Please see revised disclosure on pages 137 and 139.

Item 6. Directors, Senior Management and Employees, page 117

16.	Please clarify why Mr. Mutloane is the only director for whom compensation is disclosed.

Response

The Company acknowledges the Staff’s comment and respectfully informs the Staff that Mr. Mutloane was the only director to receive compensation from the Company. The other directors of the Company, Mr. Holland, Mr. Moabelo, Mr. Turner and Mr. Govender, were employed by Gold Fields and did not receive compensation from the Company or any compensation specifically arising out of their roles as directors of the Company. However, in response to the Staff’s comment, the Company has revised the 20-F to set out the compensation paid to the other former directors of the Company by Gold Fields arising out of their employment by Gold Fields, in addition to that paid to Mr. Mutloane by the Company. Please see revised disclosure on page 147.

17.	Please disclose the amounts set aside or accrued by the company or its subsidiaries to provide pension, retirement or similar benefits. See Item 6.B.2 of Form 20-F.

Response

The Company notes the Staff’s comment and respectfully informs the Staff that the Company provides benefits through a defined contribution plan. As a result, the Company and its subsidiaries do not have any amounts set aside or accrued to provide pension, retirement or similar benefits.

Item 7: Major Shareholders and Related Party Transactions, page 130

18.	Please disclose the portion of each class of securities held in the host country and the number of record holders in the host country assuming the spin-off has occurred.

Response to Comment 18:

The Company acknowledges the Staff’s comment and has revised the 20-F to disclose the portion of the Company’s shares held in the United States and the number of record holders in the United States assuming that the Spin-off had occurred. Please see revised disclosure on page 158.

Related Party Transactions, page 130

19.	Please discuss all material related party transactions with Gold Fields Limited or other related parties, as required by Item 7.B of Form 20-F. We note the discussion of related party transactions in Note 23 of the financial statements. This would also include a discussion of the guarantees, as required by Item 7.B.2 of Form 20-F.

Response

The Company acknowledges the Staff’s comment and has revised the 20-F to include a discussion of all material party transactions, including the guarantees and indemnity, with Gold Fields and other related parties as required by Item 7.B of Form 20-F. Please see revised disclosure on page 159.

Financial Statements

Unaudited Pro Forma Consolidated Financial Information, page 171

Unaudited Pro Forma Consolidated Statement of Operations for the Six-Month Period Ended June 2012, page 172

Unaudited Pro Forma Consolidated Statement of Operations for the Fiscal Year Ended December 2011, page 174

20.	The parenthetical Note 1 is not referenced within the body of the statement of operations. Please revise to indicate clearly which line item(s) are associated with this explanation or tell us why you believe no revision is required.

Response

The Company acknowledges the Staff’s comment and has revised the 20-F to clarify the line items to which Note 1 refers. Please see revised disclosure on pages 206 and 208.

Unaudited Pro Forma Consolidated Balance Sheet as at June 30, 2012, page 176

21.	We note the pro forma adjustments to the balance sheet as of June 30, 2012 that are labelled adjustment number 1 appear to be related to adjustment number 2. Please revise or advise why no revision is required.

Response

The Company acknowledges the Staff’s comment and has revised the 20-F to clarify the line items to which adjustment number 1 and adjustment number 2, respectively, refer. Please see revised disclosure on page 210.

Report of Independent Registered Public Accounting Firm, page F-1

22.	Please tell us why your independent accountant has referenced the “auditing standards” as it relates to the Public Company Accounting Oversight Board (“PCAOB”) standards in the audit report. Please note your auditor is required to comply with all of the standards of the PCAOB.

Response

The Company acknowledges the Staff’s comment and respectfully notes to the Staff that the Report of Independent Registered Public Accounting Firm has been amended to reference “the standards of the Public Company Accounting Oversight Board (United States)”. Please see the revised disclosure on page F-1.

Consolidated Financial Statements

Notes to Consolidated Financial Statements

Note 1. General, page F-7

23.	Please revise this note to disclose that the financial statements of GFI include all costs of doing business including those costs incurred by Gold Fields Limited on its behalf. If those costs cannot be specifically identified, please disclose the method of allocation used to include the costs in the financial statements and state whether management considers the method of allocation to be reasonable. Refer to the guidance of SAB Topics 1.B.1 and 1.B.2.

Response

The Company acknowledges the Staff’s comment. In response to this comment, the disclosure presented in Note 1 has been revised. The relevant portion of Note 1 is included below in italics:

“GFIMSA’s consolidated statement of operations includes all costs incurred by the Group, including such costs incurred by Gold Fields on its behalf. Such costs were charged out to GFIMSA and are included in corporate expenditure (related party) in the consolidated statement of operations. These charges represented a fair allocation for the period and were based on actual costs incurred on the Group’s behalf and costs allocated to the Group based on relative time spent by Gold Fields employees related to the affairs of the Group.”

Note 2. Significant Accounting Policies, page F-7

(i) Mining Assets, page, F-9

24.	We note in this section you utilize the term “accessible” proven and probable reserves and in section (iv) you utilize the term “above infrastructure” proven and probable reserves. Please include a definition of each of these terms in this section.

Response

The Company acknowledges the Staff’s comment. In response to this comment, the disclosure presented in Note 2 has been revised. The relevant portion of Note 2 is included below in italics:

“Accessible proven and probable reserves, also referred to as “above infrastructure proven and probable reserves”, relate to mineralization which is located at a level at which an operation currently has infrastructure sufficient to allow mining operations to occur.”

Note 8. Property, Plant and Equipment, page F-21

25.	Please revise your disclosure to clarify the nature of the “depreciation of property, plant and equipment” as presented in the final line of this note.

Response

The Company acknowledges the Staff’s comment. In response to this comment, the disclosure presented in Note 8 has been revised. The relevant portion of Note 8 is included below:

Property, Plant and Equipment

	December 31, 2011	December 31, 2010	June 30, 2010	June 30, 2012
				(unaudited)
Cost	5,145.6	5,763.3	7,357.9	5,156.6
Accumulated depreciation and amortization	(3,055.4)	(3,336.4)	(3,122.9)	(3,109.4)

	2,090.2	2,426.9	4,235.0	2,047.2

Mining properties, mine development costs, mine plant facilities and mineral interests	2,049.7	2,381.4	3,853.7	2,016.1
Asset retirement costs	21.3	21.4	17.4	12.8
Other non-mining assets	19.2	24.1	363.9	18.3

	2,090.2	2,426.9	4,235.0	2,047.2

Included in property, plant and equipment is:
—Cumulative capitalized interest, net of amortization of	2.6	3.3	20.7	2.6
—Depreciation charge for the period on property, plant and equipment	323.9	168.8	278.2	157.8

Note 24. Geographical and Segment Information, page F-42

26.	We note you disclose segment information in accordance with IFRS and reconcile the aggregate data to US GAAP and we also note your statement that the chief operating decision maker reviews the reconciled consolidated information. Please explain to us how the segment information is analyzed if the CODM only reviews this data on a consolidated basis. If the CODM does not review the IFRS-based information by segment, please explain why it has been presented in the note. We may have further comments upon review of your response.

Response

The Company acknowledges the Staff’s comment. In response to this comment, the disclosure presented in Note 24 has been revised. The relevant portion of Note 24 is included below in italics.

“GFIMSA is primarily involved in gold mining in South Africa. The segment results have been prepared and presented based on management’s reporting format. GFIMSA prepares its financial records for management reporting purposes in accordance with International Financial Reporting Standards, or IFRS, and such IFRS information by segment is what GFIMSA’s chief operating decision maker reviews in allocating resources and making investment decisions. GFIMSA’s gold mining operations are managed and internally reported based upon the mining operations of: Kloof-Driefontein Complex, or KDC, (prior to July 1, 2010, Driefontein and Kloof divisions were reported as separate segments), the Beatrix division and the South Deep mine until its distribution in December 2010. The Group also has Corporate and services operations whose primary focus is servicing the Group’s mining operations. Corporate costs are allocated between segments based upon the time spent on each segment by members of the executive team.”

Financial Statement Schedules

Schedule of Valuation and Qualifying Accounts, page S-1

27.	Please revise to identify the specific account(s) whose activity is analyzed in this schedule.

Response

The Company acknowledges the Staff’s comment. In response to this comment, the disclosure presented in Schedule 1 has been revised. The relevant portion of Schedule 1 is included below.

Schedule 1—Valuation and Qualifying Accounts

Valuation allowances on deferred tax assets

	December 31, 2011	December 31, 2010	June 30, 2010	June 30, 2012
				(unaudited)
Continuing operations:
Opening balance	7.9	6.9	6.1	5.1
Charged to costs and expenses	—	0.2	0.4	0.1
Deduction	(1.4)	—	—	—
Foreign currency translation	(1.4)	0.8	0.4	(0.1)
Closing balance	5.1	7.9	6.9	5.1
Discontinued operation:
Opening balance	—	118.3	103.7	—
Charged to costs and expenses	—	—	7.9	—
Deduction	—	(11.7)	—	—
Distribution of South Deep	—	(108.6)	—	—
Foreign currency translation	—	2.0	6.7	—

Closing balance	—	—	118.3	—

Total closing balance (continuing and discontinued)	5.1	7.9	125.2	5.1

*    *    *    *    *

Thank you for your assistance thus far. We are available to discuss any of the foregoing and to the extent that you have any questions please do not hesitate to contact the undersigned at +44 20 7456 3223 or via email at tom.shropshire@linklaters.com.

Sincerely,

/s/ Thomas B. Shropshire, Jr.

Thomas B. Shropshire, Jr.

cc:

Tia Jenkins, Securities and Exchange Commission

Ronald E. Halper, Securities and Exchange Commission

Jamie Kessel, Securities and Exchange Commission

George Schuler, Securities and Exchange Commission

Paul A. Schmidt, Gold Fields Limited

Michael Fleischer, Gold Fields Limited

Charl Keyter, Gold Fields Limited